UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-7964

ACM MANAGED DOLLAR INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  September 30, 2005

Date of reporting period:   March 31, 2005


ITEM 1.     REPORTS TO STOCKHOLDERS.




[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


ACM Managed Dollar Income Fund
-------------------------------------------------------------------------------
Semi-Annual Report--March 31, 2005
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Closed End


Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.


May 25, 2005


Semi-Annual Report

This report provides management's discussion of fund performance for ACM Managed Dollar Income Fund (the "Fund") for the semi-annual reporting period ended March 31, 2005. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "ADF".

Investment Objective and Policies

This closed-end fund is designed for investors who seek high current income and capital appreciation. To achieve this objective, it invests primarily in high-yielding, U.S. and non-U.S. fixed income securities, denominated in U.S. dollars, that we expect to benefit from improving economic and credit fundamentals. For more information regarding the Fund's risks, please see "A Word About Risk" on page 4 and "Note E-Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 34.

Investment Results

The table on page 6 shows the Fund's performance compared to the composite benchmark, a 65%/35% blend of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) and the Credit Suisse First Boston High Yield (CSFBHY) Index, respectively, for the six- and 12-month periods ended March 31, 2005. The JPM EMBI+ is a standard measure of the performance of a basket of unmanaged emerging market debt securities. The CSFBHY Index is a standard measure of the performance of a basket of unmanaged U.S. high yield debt securities. The Fund's performance is compared to a composite benchmark of both indices because it more closely resembles the composition of the Fund's portfolio.

For the six-month period ended March 31, 2005, the Fund outperformed its blended composite benchmark. The primary contribution to outperformance was the Fund's use of leverage in both its emerging-market and high yield holdings.

Within the emerging-market allocation, the Fund's sector weightings were generally positive while security selection was generally negative. Contributing positively to performance within the high yield allocation was the Fund's underweighted position in the automotive sector and its overweighted positions in property and casualty insurance holdings. Although the Fund's property and casualty insurance overweight helped, security selection within the sector detracted as some of the Fund's insurance holdings were negatively impacted by news of accounting irregularities within the industry. Also contributing positively to relative performance was the Fund's security selection within the cable, diversified media and wireless industries. During the reporting period, the Fund held some of the best performing cable issuers.

Detracting from performance within the Fund's high yield allocation was an underweighted position in the chemicals industry which outperformed, in addition to an overweighted position in the cable sectors which underperformed. The Fund's security selection within the airline and telecommunications industries also detracted from performance during the period under review.


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ACM MANAGED DOLLAR INCOME FUND o 1


Market Review and Investment Strategy

During the semi-annual reporting period, emerging market debt and high yield posted the strongest returns within the fixed-income market despite some volatility and a broad fixed-income market sell-off in March 2005. Both sectors provided relatively strong monthly returns in the months leading up to March. The earlier strong gains in emerging market debt were a result of relatively low global interest rates, ample global liquidity, higher commodity prices and improved economic fundamentals in emerging countries. Between September 2004 and the end of February 2005, emerging market debt posted a strong 6.66%, as measured by the JPM EMBI+.

The high yield market continued to benefit early in the period as well from an expanding economy and resulting corporate profits. Consequently, credit quality improved and the default rate remained low. As with emerging-market debt, high yield posted strong returns until the sell-off in March, returning 5.92% in the first five months of the reporting period, according to the CSFBHY Index.

Late in the reporting period, however, market sentiment abruptly changed. Unlike the second half of 2004 and beginning of 2005, when the market's mood had been uncharacteristically sanguine in the context of rising rates, market sentiment soured late in the first quarter of 2005 and bond prices fell. Fixed-income markets were rattled primarily by two concerns: the fear that official rate hikes could become more aggressive this year and fallout from General Motors' profit warning. Late in the period, yields jumped after the U.S. Federal Reserve (the "Fed") stated that inflation pressures had increased in recent months. Inflation fears were further stoked by sharply higher oil and commodities prices. At the end of the reporting period, crude oil hit a new high of $57. The strong returns posted by both emerging market debt and high yield, were partially offset by March's decline. For the month of March, emerging market debt lost 2.65% while high yield fell 2.39%.

During the semi-annual reporting period, the average emerging market and high-yield spread reached lows of 330 and 250 basis points versus Treasuries, respectively. In mid-March, spreads widened sharply on the heels of the General Motors news and increased event risk. At the end of the period, the high yield market, as measured by the CSFBHY Index, yielded 7.84%, for a spread of 373 basis points over Treasuries. By industry, airlines, telecommunications and wireless communications outperformed. Underperforming industries for the period included autos, retail, transportation and consumer durables.

In the emerging markets, the JPM EMBI+ ended the period yielding 8.31% with a spread of 384 basis points over Treasuries. By country, outperformers included Ecuador at 11.86%, Russia at 8.57% and the Ukraine at 7.33%. Underperforming for the period were Poland at 0.36%, South Africa at 0.43% and Morocco at 1.47%.

Within the Fund's emerging market holdings, allocations to its core emerging market countries (Russia, Colombia, Brazil, Ecuador, Venezuela, Mexico and Turkey), were maintained but individual country weightings were


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2 o ACM MANAGED DOLLAR INCOME FUND


adjusted during the period. The Fund maintained its overweight position in Latin America as these countries benefited from improving macroeconomic fundamentals and higher commodity prices. The Fund was overweighted in Russia as liquidity and debt levels in that country continued to improve, and there were expectations of a ratings upgrade. On January 31, 2005, Standard & Poor's raised Russia's credit rating to investment-grade from BB+ to BBB-. The team also maintained its overweight position in the Ukraine based on a promising economic outlook despite political noise. Industrial production in the Ukraine continued to grow, buoyed by metal prices, increased transit revenue and concessions on fuel prices received from Russia.

Although it was believed that industry selection would be less critical within the Fund's high yield allocation, the Fund continued to over- and underweight industries based on research. The Fund was overweight in those industries that, based on research and analysis, had favorable fundamental outlooks and attractive valuations, such as manufacturing and cable. In general, the industrial-oriented sectors were preferred to the consumer-oriented sectors. Corporations had healthy cash balances to deploy, while the consumer began to feel increased pressure due to high energy prices.

The Fund was underweight in industries with uncertain or poor credit trends, such as automotive suppliers and utilities. In fact, the Fund has been underweight in the auto sector for some time. This was due to concern about the ability of the suppliers to pass increases in raw-materials prices through to the original-equipment manufacturers (OEMs), as well as an expectation that the OEMs will cut production levels this year.


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ACM MANAGED DOLLAR INCOME FUND o 3


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance on page 6 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ACM Managed Dollar Income Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. For additional shareholder information regarding this Fund, please see page 44.

Benchmark Disclosure

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) and the unmanaged Credit Suisse First Boston High Yield (CSFBHY) Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The JPM EMBI+ is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The CSFBHY Index is a measure of lower-rated, fixed income, non-convertible U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund may utilize additional leverage through the investment techniques of reverse repurchase agreements and dollar rolls. Repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the cost of otherwise obtaining the cash.

The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund. The effect of leverage can realize shareholders higher returns than if the Fund were not leveraged and the use of leverage techniques can add to net asset value (NAV). However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market


(Historical Performance continued on next page)


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4 o ACM MANAGED DOLLAR INCOME FUND


HISTORICAL PERFORMANCE
(continued from previous page)


value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. This additional leverage will not exceed 33% of the Fund's total assets, less liabilities.

To the extent that the current interest rate on the Fund's indebtedness approaches the net return on the leveraged portion of the Fund's investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund's NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund's current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

Part of the Fund's assets will be invested in foreign and emerging markets fixed-income securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. This may have a significant effect on the Fund's asset value. Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments.


(Historical Performance continued on next page)


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ACM MANAGED DOLLAR INCOME FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK                               Returns
PERIODS ENDED MARCH 31, 2005                     6 Months      12 Months
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ACM Managed Dollar Income Fund (NAV)               4.77%          6.25%
Composite: 65% JPM EMBI+ / 35% CSFBHY Index        3.69%          7.26%
JPM EMBI+                                          3.84%          6.94%
CSFBHY Index                                       3.40%          7.84%


The Fund's Market Price per share on March 31, 2005 was $7.67.
For additional Financial Highlights, please see page 39.


See Historical Performance and Benchmark disclosures on pages 4-5.


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6 o ACM MANAGED DOLLAR INCOME FUND


PORTFOLIO SUMMARY
March 31, 2005 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $179.4


SECURITY TYPE BREAKDOWN*

o   52.5%   Sovereign Debt Obligations
o   45.1%   Corporate Debt Obligations
o    0.6%   Preferred Stock

o    1.8%   Short-Term


* All data are as of March 31, 2005. The Fund's security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


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ACM MANAGED DOLLAR INCOME FUND o 7


PORTFOLIO OF INVESTMENTS
March 31, 2005 (unaudited)

                                                Principal
                                                 Amount
                                                  (000)           U.S. $ Value
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-61.5%
Argentina-3.5%
Republic of Argentina FRN
  3.01%, 8/03/12(a)                             $ 4,782            $ 4,036,008
  11.375%, 3/15/10(b)                               190                 53,200
  11.75%, 6/15/15(b)                                350                107,625
  12.00%, 6/19/31(b)                              1,171                357,246
  12.25%, 6/19/18(b)                              2,781                834,142
  15.50%, 12/19/08(a)(b)                          2,788                836,400
                                                                   -----------
                                                                     6,224,621

Brazil-11.8%
Republic of Brazil
  9.25%, 10/22/10                                   625                656,250
  10.50%, 7/14/14                                 1,750              1,929,375
  11.00%, 8/17/40(c)                              6,007              6,676,781
  12.00%, 4/15/10                                 1,150              1,338,599
  12.75%, 1/15/20                                 1,965              2,416,950
  14.50%, 10/15/09                                  530                665,945
Republic of Brazil-DCB FRN
  Series L
  3.125%, 4/15/12(a)                              1,041                977,464
  C-Bonds
  8.00%, 4/15/14(c)                               6,504              6,447,704
                                                                   -----------
                                                                    21,109,068

Bulgaria-0.3%
Republic of Bulgaria
  8.25%, 1/15/15(d)                                 355                434,520

Colombia-1.8%
Republic of Colombia
  10.75%, 1/15/13                                   237                264,847
  11.75%, 2/25/20(c)                              2,545              3,028,550
                                                                   -----------
                                                                     3,293,397

Ecuador-3.1%
Ecuador Structured Note
  6.50%, 10/11/05                                   591                573,382
Republic of Ecuador
  8.00%, 8/15/30(a)(c)(d)                         5,554              4,984,715
  8.00%, 8/15/30(a)(d)                               75                 67,313
                                                                   -----------
                                                                     5,625,410

El Salvador-0.3%
Republic of El Salvador
  7.625%, 9/21/34(d)                                150                153,750
  8.50%, 7/25/11(d)                                 400                443,800
                                                                   -----------
                                                                       597,550


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8 o ACM MANAGED DOLLAR INCOME FUND


                                                   Principal
                                                    Amount
                                                     (000)        U.S. $ Value
-------------------------------------------------------------------------------
Indonesia-0.5%
Republic of Indonesia
  6.75%, 3/10/14(d)                                $   945         $   936,731

Jamaica-0.4%
Government of Jamaica
  10.625%, 6/20/17                                     662             695,100
  12.75%, 9/01/07(d)                                    65              74,262
                                                                   -----------
                                                                       769,362

Lebanon-0.5%
Lebanese Republic
  7.875%, 5/20/11(d)                                   325             315,250
  10.125%, 8/06/08(d)                                  325             354,900
  11.625%, 5/11/16(d)                                  146             161,111
                                                                   -----------
                                                                       831,261

Mexico-7.7%
United Mexican States
  7.50%, 1/14/12                                       875             966,000
  8.00%, 9/24/22(c)                                  4,472           5,075,720
  8.125%, 12/30/19(c)                                5,135           5,874,440
  11.375%, 9/15/16                                   1,296           1,845,504
                                                                   -----------
                                                                    13,761,664

Panama-1.3%
Republic of Panama
  3.75%, 7/17/14(a)                                    554             528,875
  8.875%, 9/30/27                                      100             107,500
  9.375%, 7/23/12                                      170             191,505
  9.375%, 4/01/29                                      306             348,840
  9.625%, 2/08/11                                      225             254,250
  10.75%, 5/15/20                                      680             873,800
                                                                   -----------
                                                                     2,304,770

Peru-1.2%
Republic of Peru
  8.375%, 5/03/16                                      345             360,525
  8.75%, 11/21/33                                      355             369,200
  9.125%, 2/21/12                                      290             324,800
  9.875%, 2/06/15                                      876           1,011,780
                                                                   -----------
                                                                     2,066,305

Philippines-2.1%
Republic of Philippines
  9.00%, 2/15/13                                        75              77,250
  9.50%, 2/02/30                                       537             524,918
  9.875%, 1/15/19(c)                                 2,600           2,707,900
  10.625%, 3/16/25                                     464             496,480
                                                                   -----------
                                                                     3,806,548


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ACM MANAGED DOLLAR INCOME FUND o 9


                                                Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Russia-20.7%
Ministry Finance of Russia
  Series V
  3.00%, 5/14/08                                $ 2,905       $2,672,600
  Series VII
  3.00%, 5/14/11                                  1,420        1,180,446
Russian Federation
  5.00%, 3/31/30(a)(d)                           32,410       33,301,275
                                                             ------------
                                                              37,154,321

Turkey-2.6%
Republic of Turkey
  7.375%, 2/05/25                                   440          413,600
  11.00%, 1/14/13                                   610          739,015
  11.50%, 1/23/12                                 1,054        1,284,826
  11.75%, 6/15/10                                   750          909,375
  11.875%, 1/15/30(c)                             1,019        1,370,555
                                                             ------------
                                                               4,717,371

Ukraine-1.4%
Ukraine Government
  6.875%, 3/04/11(d)                                925          950,437
  7.65%, 6/11/13(d)                                 604          646,280
  11.00%, 3/15/07(d)                                877          942,035
                                                             ------------
                                                               2,538,752

Uruguay-0.7%
Republic of Uruguay
  7.875%, 1/15/33                                 1,506        1,302,332

Venezuela-1.6%
Republic of Venezuela
  3.6925%, 4/20/11(a)(d)                            120          106,500
  5.375%, 8/07/10(d)                                690          614,099
  8.50%, 10/08/14                                    35           34,387
  9.25%, 9/15/27                                  2,053        2,035,549
                                                             ------------
                                                               2,790,535

Total Sovereign Debt Securities
  (cost $89,291,693)                                         110,264,518

U.S. CORPORATE DEBT OBLIGATIONS-48.1%
Aerospace/Defense-0.9%
Bombardier, Inc. (Canada)
  6.30%, 5/01/14(d)                                 400          336,000
DRS Technologies, Inc.
  6.875%, 11/01/13                                  325          325,000
L-3 Communications Corp.
  5.875%, 1/15/15                                   340          326,400
Sequa Corp.
  9.00%, 8/01/09                                    210          225,750
TD Funding Corp.
  8.375%, 7/15/11                                   450          461,812
                                                             ------------
                                                               1,674,962


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10 o ACM MANAGED DOLLAR INCOME FUND


                                                Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Automotive-0.9%
Asbury Automotive Group, Inc.
  8.00%, 3/15/14                                $   191       $  185,270
Cooper Standard Auto
  7.00%, 12/15/12(d)                                295          274,350
HLI Operating, Inc.
  10.50%, 6/15/10*                                  306          284,580
Keystone Automotive Operations, Inc.
  9.75%, 11/01/13                                   405          407,025
TRW Automotive, Inc.
  9.375%, 2/15/13                                    91           97,825
  11.00%, 2/15/13                                   156          174,720
United Auto Group, Inc.
  9.625%, 3/15/12                                   260          274,300
                                                             ------------
                                                               1,698,070

Broadcasting & Media-0.4%
Albritton Communications Co.
  7.75%, 12/15/12                                   385          379,225
Radio One, Inc.
  8.875%, 7/01/11                                   235          251,450
                                                             ------------
                                                                 630,675

Building & Real Estate-2.0%
Associated Materials, Inc.
  11.25%, 3/01/14(e)                                650          451,750
Dayton Superior Corp.
  10.75%, 9/15/08                                   180          176,400
D.R. Horton, Inc.
  6.875%, 5/01/13                                   340          352,750
KB HOME
  7.75%, 2/01/10                                    520          546,753
M/I Homes, Inc.
  6.875%, 4/01/12(d)                                355          351,450
Meritage Homes Corp.
  6.25%, 3/15/15(d)                                 475          446,500
Schuler Homes, Inc.
  10.50%, 7/15/11                                   360          398,150
WCI Communities, Inc.
  6.625%, 3/15/15(d)                                280          266,000
William Lyon Homes, Inc.
  10.75%, 4/01/13                                   510          561,000
                                                             ------------
                                                               3,550,753


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ACM MANAGED DOLLAR INCOME FUND o 11


                                                Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Cable-3.5%
Cablevision Systems Corp.
  8.00%, 4/15/12(d)                             $   670       $  688,425
Charter Communications Operating LLC
  8.00%, 4/30/12(d)                               1,560        1,552,200
CSC Holdings, Inc.
  6.75%, 4/15/12(d)                                 270          267,975
  7.625%, 7/15/18                                   405          421,200
DirectTV Holdings LLC
  8.375%, 3/15/13                                   285          308,513
Echostar DBS Corp.
  6.375%, 10/01/11                                  220          215,600
Insight Midwest LP
  9.75%, 10/01/09                                   380          397,100
Intelsat Bermuda Ltd. (Bermuda)
  7.805%, 1/15/12(a)(d)                             105          106,575
  8.625%, 1/15/15(d)                                425          433,500
PanAmsat Corp.
  9.00%, 8/15/14                                    905          954,775
Rogers Cable, Inc.
  6.75%, 3/15/15                                    885          871,725
                                                             ------------
                                                               6,217,588

Chemicals-0.9%
Equistar Chemical Funding LP
  10.125%, 9/01/08                                  520          574,600
  10.625%, 5/01/11                                  130          145,925
Huntsman Advanced Materials LLC
  11.00%, 7/15/10(d)                                275          315,563
Huntsman International LLC
  9.875%, 3/01/09                                   325          351,000
Westlake Chemical Corp.
  8.75%, 7/15/11                                    270          295,312
                                                             ------------
                                                               1,682,400

Communications - Fixed-2.5%
Cincinnati Bell, Inc.
  8.375%, 1/15/14*                                  635          625,475
Citizens Communications Co.
  6.25%, 1/15/13                                    485          455,900
Eircom Funding (Ireland)
  8.25%, 8/15/13                                    430          467,625
MCI, Inc.
  7.688%, 5/01/09                                   265          275,600
Qwest Communications International, Inc.
  8.00%, 2/15/14(a)(d)                              205          200,388
Qwest Corp.
  9.125%, 3/15/12(d)                              1,420        1,544,250
Time Warner Telecom, Inc.
  9.25%, 2/15/14                                    460          441,600
VALOR Telecom Enterprise
  7.75%, 2/15/15(d)                                 475          472,625
                                                             ------------
                                                               4,483,463


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12 o ACM MANAGED DOLLAR INCOME FUND


                                                Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Communications - Mobile-1.8%
Inmarsat Finance PLC (United Kingdom)
  7.625%, 6/30/12                              $    560       $  557,200
Iridium LLC Capital Corp.
  Series B
  14.00%, 7/15/05(b)                              5,000          850,000
Nextel Communications, Inc.
  5.95%, 3/15/14                                    240          238,800
  6.875%, 10/31/13                                  480          500,400
Rogers Wireless Inc. (Canada)
  7.25%, 12/15/12                                   330          336,600
Rural Cellular Corp.
  8.25%, 3/15/12                                    240          244,800
TeleCorp PCS, Inc.
  10.625%, 7/15/10                                  203          217,508
UBS Luxem (Vimpelcom) (Luxembourg)
  8.00%, 2/11/10(d)                                 215          211,775
                                                             ------------
                                                               3,157,083

Consumer Manufacturing-1.7%
Broder Brothers Co.
  11.25%, 10/15/10                                  500          547,500
  11.25%, 10/15/10(d)                               132          144,540
Jostens, Inc.
  7.625%, 10/01/12                                  335          331,650
  12.75%, 5/01/10                                   605          650,375
Playtex Products, Inc.
  8.00%, 3/01/11                                    315          339,413
Rayovac Corp.
  7.375, 2/01/15(d)                                 795          761,212
St. John Knits International, Inc.
  12.50%, 7/01/09                                   200          213,250
                                                             ------------
                                                               2,987,940

Energy-2.8%
Amerada Hess Corp.
  7.30%, 8/15/31                                    435          490,538
Chesapeake Energy Corp.
  7.75%, 1/15/15                                    350          370,125
Enterprise Products Operating L.P.
  5.60%, 10/15/14                                   465          458,922
Grant Prideco, Inc.
  9.00%, 12/15/09                                   360          388,800
Hilcorp Energy
  10.50%, 9/01/10(d)                                770          854,700
Premco Refining Group, Inc.
  9.50%, 2/01/13                                    250          279,375
Pride International, Inc.
  7.375%, 7/15/14                                   395          418,700


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 13


                                                Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Universal Compression, Inc.
  7.25%, 5/15/10                                $   220       $  224,950
Williams Cos, Inc.
  7.625%, 7/15/19                                 1,345        1,455,962
                                                             ------------
                                                               4,942,072

Entertainment & Leisure-1.5%
Gaylord Entertainment Co.
  8.00%, 11/15/13                                   315          326,025
Intrawest Corp. (Canada)
  7.50%, 10/15/13                                   195          195,488
K2, Inc.
  7.375%, 7/01/14                                   355          367,425
NCL Corp. LTD (Bermuda)
  10.625%, 7/15/14(d)                               465          480,694
Royal Caribbean Cruises, Ltd. (Liberia)
  8.00%, 5/15/10                                    625          686,719
Universal City Development Partners
  11.75%, 4/01/10                                   425          484,500
Universal City Florida Holdings
  8.375%, 5/01/10(d)                                110          112,200
                                                             ------------
                                                               2,653,051

Financial-2.2%
Crum & Foster Holdings Corp.
  10.375%, 6/15/13                                  195          218,400
Fairfax Financial Holdings (Canada)
  7.375%, 4/15/18                                   505          449,450
  7.75%, 4/26/12                                    510          492,150
Markel Capital Trust I
  Series B
  8.71%, 1/01/46(f)                                 615          656,571
Navistar International
  6.25%, 3/01/12(d)                                 325          308,750
PXRE Capital Trust I
  8.85%, 2/01/27                                    510          530,400
Western Financial Bank
  9.625%, 5/15/12                                   420          466,200
Williams Scotsman, Inc.
  9.875%, 6/01/07                                   765          761,175
                                                             ------------
                                                               3,883,096

Food/Beverage-0.6%
Del Monte Food Co.
  8.625%, 12/15/12                                  145          156,963
DIMON, Inc.
  7.75%, 6/01/13                                    110          123,200
  Series B
  9.625%, 10/15/11                                  395          445,856


-------------------------------------------------------------------------------
14 o ACM MANAGED DOLLAR INCOME FUND


                                                Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Dole Food Company, Inc.
  8.625%, 5/01/09                               $   240       $  252,000
  8.875%, 3/15/11                                   145          155,875
                                                             ------------
                                                               1,133,894

Gaming-2.9%
Ameristar Casinos, Inc.
  10.75%, 2/15/09                                   215          234,887
Argosy Gaming Co.
  9.00%, 9/01/11                                    220          240,625
Boyd Gaming Corp.
  7.75%, 12/15/12                                   255          267,112
Harrah's Operating Company, Inc.
  7.875%, 12/15/05                                  215          219,838
MGM Mirage, Inc.
  8.375%, 2/01/11                                   575          621,000
Mandalay Resort Group
  10.25%, 8/01/07                                   530          576,375
Mohegan Tribal Gaming
  6.375%, 7/15/09                                   140          138,950
  7.125%, 8/15/14                                   695          696,738
Penn National Gaming, Inc.
  6.875%, 12/01/11                                  375          375,938
Park Place Entertainment
  7.00%, 4/15/13                                    305          327,113
  7.875%, 3/15/10                                   135          147,150
  9.375%, 2/15/07                                   230          245,238
Riviera Holdings Corp.
  11.00%, 6/15/10                                   385          425,425
Seneca Gaming Corp.
  7.25%, 5/01/12                                    450          447,750
Turning Stone Casino Resort Enterprise
  9.125%, 12/15/10(d)                               270          280,462
                                                             ------------
                                                               5,244,601

Healthcare-3.1%
Concentra Operating Corp.
  9.125%, 6/01/12                                   175          185,500
  9.50%, 8/15/10                                    200          214,000
Coventry HealthCare, Inc.
  5.875%, 1/15/12(d)                                160          160,000
  6.125%, 1/15/15(d)                                170          169,788
Davita, Inc.
  7.25%, 3/15/15(d)                                 470          460,600
Extendicare Health Services
  9.50%, 7/01/10                                    315          344,531
Genesis HealthCare Corp.
  8.00%, 10/15/13                                   330          359,700
HCA, Inc.
  6.375%, 1/15/15                                   625          620,401
  7.875%, 2/01/11                                   455          492,266


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 15


                                                Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
IASIS Healthcare LLC
  8.75%, 6/15/14                                $   490       $  510,825
PacifiCare Health Systems, Inc.
  10.75%, 6/01/09                                   380          419,900
Select Medical Corp.
  7.625%, 2/01/15(d)                                685          685,000
Triad Hospitals, Inc.
  7.00%, 11/15/13                                   520          510,900
Universal Hospital Services, Inc.
  10.125%, 11/01/11                                 440          451,000
                                                             ------------
                                                               5,584,411

Hotels & Lodging-0.9%
Corrections Corp. of America
  7.50%, 5/01/11                                     40           40,500
Host Marriott LP
  9.25%, 10/01/07                                   100          107,000
  9.50%, 1/15/07                                    310          327,050
La Quinta Corp.
  8.875%, 3/15/11                                   375          405,000
Starwood Hotels & Resorts Worldwide, Inc.
  7.875%, 5/01/12                                   400          437,000
Vail Resorts, Inc.
  6.75%, 2/15/14                                    355          347,900
                                                             ------------
                                                               1,664,450

Index-2.4%
Dow Jones CDX HY
  7.75%, 12/29/09(d)*                             4,500        4,393,125

Industrial-2.6%
AMSTED Industries, Inc.
  10.25%, 10/15/11(d)                               465          506,850
Case New Holland, Inc.
  9.25%, 8/01/11(d)                                 645          686,925
FastenTech, Inc.
  12.50%, 5/01/11(d)                                325          349,375
Flowserve Corp.
  12.25%, 8/15/10                                   370          404,225
Goodman Global Holdings, Inc.
  7.875%, 12/15/12(d)                               475          434,625
H & E Equipment/Finance
  11.125%, 6/15/12                                  600          675,000
NMHG Holding Co.
  10.00%, 5/15/09                                   220          237,050
Terex Corp.
  10.375%, 4/01/11                                  375          407,812
TriMas Corp.
  9.875%, 6/15/12                                   470          479,400
Trinity Industries, Inc.
  6.50%, 3/15/14                                    530          511,450
                                                             ------------
                                                               4,692,712


-------------------------------------------------------------------------------
16 o ACM MANAGED DOLLAR INCOME FUND


                                                Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Insurance-0.6%
Liberty Mutual Group
  5.75%, 3/15/14(d)                              $  475       $  466,852
Royal & Sun Alliance Insurance Group PLC
  (United Kingdom)
  8.95%, 10/15/29                                   420          534,835
                                                             ------------
                                                               1,001,687

Metals/Mining-0.9%
AK Steel Corp.
  7.875%, 2/15/09                                   355          347,900
International Steel Group, Inc.
  6.50%, 4/15/14                                    437          445,740
Ispat Inland ULC (Canada)
  9.75%, 4/01/14                                    114          133,380
Peabody Energy Corp.
  6.875%, 3/15/13                                   380          391,400
Russel Metals, Inc. (Canada)
  6.375%, 3/01/14                                   345          334,650
                                                             ------------
                                                               1,653,070

Paper & Packaging-3.1%
Ball Corp.
  6.875%, 12/15/12                                1,000        1,031,250
Berry Plastics Corp.
  10.75%, 7/15/12                                   390          439,725
Crown Euro Holdings S.A. (France)
  9.50%, 3/01/11                                    405          444,488
Georgia-Pacific Corp.
  8.875%, 5/15/31                                   230          277,150
  9.375%, 2/01/13                                   715          799,013
Graphic Packaging Int'l Corp.
  9.50%, 8/15/13                                    655          694,300
Greif Bros. Corp.
  8.875%, 8/01/12                                   260          280,800
Owens-Brockway Glass Container, Inc.
  8.875%, 2/15/09                                   735          784,613
Russell-Stanley Holdings, Inc.
  9.00%, 11/30/08(d)(g)(h)                          894          151,874
Stone Container Corp.
  9.25%, 2/01/08                                    535          572,450
  9.75%, 2/01/11                                     12           12,840
                                                             ------------
                                                               5,488,503

Petroleum Products-0.2%
Kerr-McGee Corp.
  6.875%, 9/15/11                                   260          278,054

Publishing-1.3%
American Media, Inc.
  8.875%, 1/15/11                                   105          108,150
  10.25%, 5/01/09                                   475          490,437


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 17


                                                Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Dex Media East LLC
  9.875%, 11/15/09                               $  110       $  121,000
  12.125%, 11/15/12                                 195          231,075
Dex Media West LLC
  8.50%, 8/15/10                                    160          170,800
  9.875%, 8/15/13                                   571          636,665
PRIMEDIA, Inc.
  8.00%, 5/15/13                                    315          321,300
  8.875%, 5/15/11                                   305          317,963
                                                             ------------
                                                               2,397,390

Restaurants-0.1%
Domino's, Inc.
  8.25%, 7/01/11                                    237          247,665

Retail-0.4%
J.C. Penney Corporation, Inc.
  8.00%, 3/01/10                                    455          455,000
Petro Stopping Centers LP
  9.00%, 2/15/12                                    250          257,500
                                                             ------------
                                                                 712,500

Service-1.5%
Allied Waste North America
  6.375%, 4/15/11                                   400          372,000
  8.875%, 4/01/08                                   305          315,294
National Waterworks, Inc.
  10.50%, 12/01/12                                  235          261,438
Service Corp. International
  6.50%, 3/15/08                                    595          596,487
  7.70%, 4/15/09                                    240          247,200
Stewart Enterprises, Inc.
  6.25% 2/15/13(d)                                  385          373,450
United Rentals North America, Inc.
  6.50%, 2/15/12                                    494          480,415
                                                             ------------
                                                               2,646,284

Supermarket & Drugstore-1.0%
Couche-Tard, Inc.
  7.50%, 12/15/13                                   298          312,900
Rite Aid Corp.
  9.50%, 2/15/11                                    615          651,900
Roundy's, Inc.
  Series B
  8.875%, 6/15/12                                   250          267,500
Stater Bros. Holdings, Inc.
  8.125%, 6/15/12                                   595          574,175
                                                             ------------
                                                               1,806,475

Technology-1.8%
Amkor Technologies, Inc.
  7.75%, 5/15/13                                    775          651,000
Celestica, Inc. (Canada)
  7.875%, 7/01/11                                   610          617,625


-------------------------------------------------------------------------------
18 o ACM MANAGED DOLLAR INCOME FUND


                                                Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Lucent Technologies
  6.45%, 3/15/29                                 $  100        $  86,250
  6.50%, 1/15/28                                    145          124,338
Nortel Networks Corp. (Canada)
  6.875%, 9/01/23                                   245          226,625
Telecordia Technologies, Inc.
  10.00%, 3/15/13(d)                                245          243,163
Unisys Corp.
  6.875%, 3/15/10                                 1,000          997,500
  7.875%, 4/01/08                                   185          185,925
                                                             ------------
                                                               3,132,426

Utilities - Electric & Gas-3.6%
Aquila, Inc
  14.875%, 7/01/12(a)                               235          321,950
AES Corporation
  8.75%, 5/15/13(d)                                  65           70,850
  9.00%, 5/15/15(d)                                 105          115,500
Calpine Corp.
  8.50%, 7/15/10(d)                                 715          561,275
DPL, Inc.
  6.875%, 9/01/11                                   225          239,056
DPL Capital Trust II
  8.125%, 9/01/31                                   405          466,730
Dynegy Holdings, Inc.
  10.125%, 7/15/13(d)                               610          664,900
FirstEnergy Corp.
  6.45%, 11/15/11                                   515          543,348
Northwest Pipelines Corp.
  8.125%, 3/01/10                                   310          331,700
NRG Energy, Inc.
  8.00%, 12/15/13(d)                                383          405,023
Ormat Funding Corp.
  8.25%, 12/30/20                                   394          395,907
Reliant Energy, Inc.
  6.75%, 12/15/14                                   330          307,725
  9.50%, 7/15/13                                    430          467,625
SEMCO Energy, Inc.
  7.125%, 5/15/08                                   125          127,234
  7.75%, 5/15/13                                    235          242,795
Southern Natural Gas Co.
  7.35%, 2/15/31                                    365          372,807
  8.875%, 3/15/10                                   290          314,447
TECO Energy, Inc.
  7.00%, 5/01/12                                    305          318,344
Texas Genco LLC
  6.875%, 12/15/14(d)                               285          285,712
                                                             ------------
                                                               6,552,928

Total U.S. Corporate Debt Obligations
  (cost $92,336,621)                                          86,191,328


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 19


                                                Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
NON-U.S. CORPORATE DEBT OBLIGATIONS-4.7%
Bahamas-0.2%
Sun International Hotels, Ltd.
  8.875%, 8/15/11                                $  245       $  262,762

Brazil-0.7%
PF Export Receivables Master Trust
  6.436%, 6/01/15(d)                              1,241        1,248,554

China-0.1%
Chaoda Modern Agriculture
  7.75%, 2/08/10(d)                                 200          183,000

Kazakhstan-0.4%
Hurricane Finance BV
  9.625%, 2/12/10(d)                                400          436,000
Kazkommerts International BV
  8.50%, 4/16/13(d)                                 350          353,500
                                                             ------------
                                                                 789,500

Mexico-2.0%
Innova S. de R.L.
  9.375%, 9/19/13                                 2,865        3,172,988
Vitro Envases
  10.75%, 7/23/11(d)                                420          428,400
                                                             ------------
                                                               3,601,388

Romania-0.3%
Mobifon Holdings BV
  12.50%, 7/31/10                                   425          519,031

Russia-0.8%
Citigroup (JSC Severstal)
  9.25%, 4/19/14(d)                                 464          476,064
Gazprom OAO
  9.625%, 3/01/13(d)                                150          171,375
Mobile Telesystems Finance S.A.
  9.75%, 1/30/08(d)                                 625          666,412
Tyumen Oil Co.
  11.00%, 11/06/07(d)                                70           78,155
                                                             ------------
                                                               1,392,006

Singapore-0.2%
Flextronics International, Ltd.
  6.50%, 5/15/13                                    420          416,850

Total Non-U.S. Corporate Debt Obligations
  (cost $7,883,886)                                            8,413,091


-------------------------------------------------------------------------------
20 o ACM MANAGED DOLLAR INCOME FUND


                                                Shares or
                                                Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
NON-CONVERTIBLE PREFERRED STOCK-0.7%
Sovereign Real Estate Investment Trust
  12.00%(d)                                      $  870       $1,331,100

Total Non-Convertible Preferred Stock
  (cost $818,725)                                              1,331,100

WARRANTS(i)-0.0%
Central Bank of Nigeria
  Warrants, expiring 11/15/20                     1,000               -0-
Republic of Venezuela
  Warrants, expiring 4/15/20                      7,140               -0-

Total Warrants
  (cost $0)                                                           -0-

SHORT-TERM INVESTMENT-0.5%
Time Deposit-0.5%
Societe Generale
  2.875%, 4/01/05,
  (cost $900,000)                                   900          900,000

Total Investments Before Security
Lending Collateral-115.5%
  (cost $191,230,925)                                        207,100,037

INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED-1.6%
Short-Term Investment
UBS Private Money Market Fund, LLC
  2.66%
  (cost $2,799,990)                           2,799,900        2,799,990

Total Investments-117.1%
  (cost $194,030,915)                                        209,900,027
Other assets less liabilities-(17.1)%                        (30,592,839)

Net Assets-100.0%                                           $179,307,188


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 21


CREDIT DEFAULT SWAP CONTRACTS (see Note C)

                             Notional                               Unrealized
 Swap Counterparty &          Amount    Interest   Termination    Appreciation/
Referenced Obligation          (000)      Rate        Date       (Depreciation)
-------------------------------------------------------------------------------
Buy Contracts:

Citigroup Global
  Markets, Inc
Federal Republic
  of Hungary
  4.50%, 2/06/13                350        0.50%      11/26/13     $  (7,371)
Citigroup Global
  Markets, Inc.
Federal Republic
  of Philippines
  10.625%, 3/16/25              510        5.60        3/20/14       (23,241)

Sale Contracts:

Citigroup Global
  Markets, Inc.
Federal Republic
  of Brazil
  12.25%, 3/06/30               900        4.40        5/20/06        48,680
Citigroup Global
  Markets, Inc.
Federal Republic
  of Brazil
  12.25%, 3/06/30             1,000        6.35        8/20/05        30,003
Credit Suisse
  First Boston Int'l.
Federal Republic
  of Brazil
  12.25%, 3/06/30               750        6.90        6/20/07        84,637
Morgan Stanley
  Dean Witter
Federal Republic
  of Brazil
  12.25%, 3/06/30               680        3.80        8/20/06        21,563
Citigroup Global
  Markets, Inc.
Federal Republic
  of Philippines
  10.625%, 3/16/25              510        4.95        3/20/09        25,114


REVERSE REPURCHASE AGREEMENTS (see Note C)

                               Interest
Broker                           Rate         Maturity          Amount
-------------------------------------------------------------------------
Barclays Securites               0.10%         4/04/05        $ 5,191,301
Barclays Securites               2.45         12/30/05          4,434,302
Barclays Securites               2.45         12/30/05          4,548,310
Barclays Securites               2.65         12/30/05          4,410,325
Chase Manhattan Bank             1.25         12/30/05          2,587,590
Chase Manhattan Bank             2.65         12/30/05          2,968,969
Merrill Lynch                    0.85         12/30/05          1,331,531
Merrill Lynch                    1.40         12/30/05          6,702,261
                                                              $32,174,589


-------------------------------------------------------------------------------
22 o ACM MANAGED DOLLAR INCOME FUND


*    Represents entire or partial securities out on loan.

(a) Coupon changes periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2005.

(b)  Security is in default and is non-income producing.

(c) Positions, or portions thereof, with an aggregate market value of $36,166,365 have been segregated to collateralize reverse repurchase agreements.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the aggregate market value of these securities amounted to $71,454,559 or 39.9% of net assets.

(e) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)  Illiquid security, valued at fair market value (see Note A).

(g) Security exempt from registration under Rule 144A of the Securites Act of 1933. This security, which represents 0.09% of net assets as of March 31, 2005, is considered illiquid and restricted.

                       Acquisition     Acquisition     Market     Percentage of
Restricted Security        Date            Cost         Value       Net Assets
-------------------------------------------------------------------------------
Russell-Stanley
Holdings, Inc.            2/26/99-     $5,085,494      $151,874         0.08%
9.00%, 11/30/08           2/28/05


(h)  Payment in kind (PIK) semi-annual coupon payment.

(i)  Non-income producing security.

     Glossary of Terms:

     DCB-Debt Conversion Bond
     FRN-Floating Rate Note

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the adviser.

     See notes to financial statements.


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 23


STATEMENT OF ASSETS & LIABILITIES
March 31, 2005 (unaudited)

Assets
Investments in securities, at value
  (cost $191,230,925--including investment of cash
  collateral for securities loaned of $2,799,990)              $209,900,027(a)
Cash                                                                 94,318
Interest and dividends receivable                                 4,196,935
Receivable for investment securities sold                           411,776
Unrealized appreciation on credit default swap contracts            209,997
Paydown receivable                                                    3,704
Prepaid expenses                                                      9,570
Total assets                                                    214,826,327
Liabilities
Reverse repurchase agreements                                    32,174,497
Payable for collateral received on securities loaned              2,799,990
Due to broker                                                       196,682
Advisory fee payable                                                128,518
Unrealized depreciation on credit default swap contracts             30,612
Payable for investment securities purchased                          25,788
Administrative fee payable                                           20,567
Accrued expenses and other liabilities                              142,485
Total liabilities                                                35,519,139
Net Assets                                                     $179,307,188
Composition of Net Assets
Common stock, at par                                           $    227,077
Additional paid-in capital                                      296,853,985
Distributions in excess of net investment income                   (655,125)
Accumulated net realized loss on investment transactions       (133,167,246)
Net unrealized appreciation of investments                       16,048,497
                                                               $179,307,188
Net Asset Value Per Share
  (based on 22,707,703 shares outstanding)                            $7.90


(a)  Includes securities on loan with a value of $2,678,545 (see Note F).

     See notes to financial statements.


-------------------------------------------------------------------------------
24 o ACM MANAGED DOLLAR INCOME FUND



STATEMENT OF OPERATIONS
Six Months Ended March 31, 2005 (unaudited)


Investment Income
Interest                                       $ 8,678,208
Dividends                                           52,299         $ 8,730,507

Expenses
Advisory fee                                       686,672
Administrative fee                                 109,869
Custodian                                           50,840
Printing                                            42,507
Audit                                               42,062
Legal                                               22,046
Transfer agency                                     16,828
Directors' fees                                     16,411
Registration                                        12,167
Miscellaneous                                       19,770
Total expenses before interest                   1,019,172
Interest expense                                   286,965
Total expenses                                                       1,306,137
Net investment income                                                7,424,370

Realized and Unrealized Gain (Loss) on
Investment Transactions
Net realized gain (loss) on:
  Investment transactions                                             (686,266)
  Swap contracts                                                       218,633
  Written options                                                      162,835
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                        1,226,416
  Swap contracts                                                      (156,818)
Net gain on investment transactions                                    764,800

Net Increase in Net Assets from
  Operations                                                        $8,189,170


See notes to financial statements.


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ACM MANAGED DOLLAR INCOME FUND o 25


STATEMENTS OF CHANGES IN NET ASSETS

                                                Six Months
                                                   Ended           Year Ended
                                              March 31, 2005      September 30,
                                                (unaudited)           2004
                                              -------------      --------------
Increase (Decrease) in Net Assets
Resulting from Operations
Net investment income                           $7,424,370         $17,179,212
Net realized gain (loss) on
  investment transactions                         (304,798)         14,220,638
Net change in unrealized
  appeciation/depreciation
  of investments                                 1,069,598          (9,001,996)
Net increase in net assets
  from operations                                8,189,170          22,397,854

Dividends to Shareholders from
Net investment income                           (7,697,046)        (18,071,829)

Common Stock Transactions
Reinvestment of dividends resulting in
  the issuance of Common Stock                      79,572           1,227,800
Total increase                                     571,696           5,553,825

Net Assets
Beginning of period                            178,735,492         173,181,667
End of period (including distributions
  in excess of net investment income
  of $655,125 and $382,449,
  respectively)                               $179,307,188        $178,735,492


See notes to financial statements.


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26 o ACM MANAGED DOLLAR INCOME FUND


STATEMENT OF CASH FLOWS
Six Months Ended March 31, 2005 (unaudited)


Increase (Decrease) in Cash from
Operation Activities:
Interest and dividends received               $  7,807,402
Interest expense paid                             (287,949)
Operating expenses paid                           (975,828)
Net increase in cash from operating
  activities                                                       $ 6,543,625

Investing Activities:
Purchases of long-term investments             (73,202,303)
Proceeds from disposition of long-term
  investments                                   82,236,972
Purchases of short-term investments               (900,000)
Cash collateral received on securities
  loaned                                         2,799,900
Net premium received on option
  transactions                                     191,786
Net premium received on swaps
  transactions                                     218,633
Net increase in cash from investing
  activities                                                        11,344,988

Financing Activities:*
Cash dividends paid                             (7,617,474)
Proceeds from reverse repurchase
  agreements                                   (13,220,435)
Net decrease in cash from financing
  activities                                                       (20,837,909)
Net decrease in cash                                                (2,949,296)
Cash at beginning of period                                          3,043,614
Cash at end of period                                              $    94,318

Reconciliation of Net Increase in Net
Assets from Operations to Net
Increase in Cash from Operating
Activities:
Net increase in net assets from
  operations                                                       $ 8,189,170

Adjustments:
Increase in dividends and interest
  receivable                                  $   (105,412)
Accretion of bond discount and
  amortization of bond premium                    (817,693)
Increase in accrued expenses and other
  assets                                            43,344
Decrease in interest payable                          (984)
Net realized loss on investment
  transactions                                     304,798
Net change in unrealized appreciation/
  depreciation of investments                   (1,069,598)
Total adjustments                                                   (1,645,545)
Net Increase in Cash from
  Operating Activities                                             $ 6,543,625


* Non-cash financing activities not included herein consist of reinvestment of dividends and distributions.

     See notes to financial statements.


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ACM MANAGED DOLLAR INCOME FUND o 27


NOTES TO FINANCIAL STATEMENTS
March 31, 2005 (unaudited)

NOTE A
Significant Accounting Policies

ACM Managed Dollar Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 10, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (OTC) (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may


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28 o ACM MANAGED DOLLAR INCOME FUND


establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts and amortizes premiums as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in conformity with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


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ACM MANAGED DOLLAR INCOME FUND o 29


5. Repurchase Agreements

The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B
Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75 of 1% of the average adjusted weekly net assets of the Fund. Such fee is accrued daily and paid monthly.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended March 31, 2005, the Fund reimbursed $440 to AGIS.

Under the terms of an Administration Agreement, the Fund paid Princeton Administrators, L.P. (the "Administrator") a fee at an annual rate of .15 of 1% of the average adjusted weekly net assets of the Fund for the period September 1, 2003 through June 30, 2004. Effective July 1, 2004, this fee was reduced so as to charge the Fund at a reduced annual rate of .12 of 1% of the average adjusted weekly net assets of the Fund but in no event less than $12,500 per month. Such fee is accrued daily and paid monthly. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2005, were as follows:

                                                 Purchases            Sales
                                               -----------         -----------
Investment securities (excluding
  U.S. government securities)                  $69,098,198         $75,204,484
U.S. government securities                              -0-                 -0-


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30 o ACM MANAGED DOLLAR INCOME FUND


At March 31, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and gross unrealized depreciation (excluding written options and swap contracts) are as follows:

Cost                                                              $191,230,925
Gross unrealized appreciation                                     $ 26,607,025
Gross unrealized depreciation                                      (10,737,913)
Net unrealized appreciation                                       $ 15,869,112

1. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 31


Transactions in written options for the six months ended March 31, 2005 were as follows:

                                                   Number of
                                                   Contracts          Premiums
                                                      (000)           Received
                                                   ---------          --------
Options outstanding at
  September 30, 2004                                    -0-           $     -0-
Options written                                     11,657             162,835
Options exercised                                       -0-                 -0-
Options terminated in closing purchase
  transactions                                          -0-                 -0-
Options expired                                    (11,657)           (162,835)
Options outstanding at
  March 31, 2005                                        -0-           $     -0-

2. Swap Agreements

The Fund may enter into swaps on sovereign debt obligations to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Prior to October 1, 2003, these interim payments were reflected within interest income in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.


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32 o ACM MANAGED DOLLAR INCOME FUND


The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At March 31, 2005, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $3,840,000, with net unrealized appreciation of $209,997 and terms ranging from 1 year to 9 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had Buy Contracts outstanding with a Notional Amount of $510,000 with respect to the same referenced obligation and same counterparty of certain Sale Contracts outstanding, which reduced its obligation to make payments on Sale Contracts to $3,330,000 as of March 31, 2005.

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 33


For the six months ended March 31, 2005, the average amount of reverse repurchase agreements outstanding was $33,829,813 and the daily weighted average annual interest rate was 1.68%.

NOTE D
Capital Stock

There are 300,000,000 shares of $.01 par value common stock authorized of which 22,707,703 shares were issued and outstanding at March 31, 2005. During the six months ended March 31, 2005 and the year ended September 30, 2004, the Fund issued 9,984 and 157,097 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE E
Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government.

The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, theFund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


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34 o ACM MANAGED DOLLAR INCOME FUND


NOTE F
Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. Government or U.S. Government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of March 31, 2005, the Fund had loaned securities with a value of $2,678,545 and received cash collateral of $2,799,900, which was invested in a money market fund as included in the portfolio of investments. For the six months ended March 31, 2005, the Fund earned fee income of $14,699, which is included in interest income in the accompanying statement of operations.

NOTE G
Distributions to Shareholders

The tax character of distributions to be paid for the year ended September 30, 2005 will be determined at the end of the current fiscal year. The tax character of the distributions paid to shareholders during the fiscal years ended September 30, 2004 and September 30, 2003 were as follows:

                                                   2004                2003
                                               -----------         -----------
Distributions paid from:
  Ordinary income                              $18,071,829         $18,177,141
Total taxable distributions                     18,071,829          18,177,141
Tax return of capital                                   -0-                 -0-
Total distributions paid                       $18,071,829         $18,177,141


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ACM MANAGED DOLLAR INCOME FUND o 35


As of September 30, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                          $(132,040,578)(a)
Unrealized appreciation/(depreciation)                           13,774,580(b)
Total accumulated earnings/(deficit)                          $(118,265,998)

(a) On September 30, 2004, the Fund had a net capital loss carryforward of $132,040,578 of which $43,032,718 expires in the year 2007, $24,635,181 expires in the year 2008, $10,899,598 expires in the year 2009, $33,249,705 expires in 2010 and $20,223,376 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $14,423,021

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and the difference between book and tax treatment of swap income.

During the current fiscal year, permanent differences, primarily due to distributions in excess of net investment income, the tax character of paydown gains/losses, tax treatment of swap income and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investments and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE H
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now


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36 o ACM MANAGED DOLLAR INCOME FUND


pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland. Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is consid-


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ACM MANAGED DOLLAR INCOME FUND o 37


ering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser, and the NASD has issued requests for information, in connection with this matter and the Adviser has provided documents and other information to the SEC and NASD and is cooperating fully with the investigations. On March 11, 2005, discussions commenced with the NASD that management believes will conclude these investigations.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a nominal defendant in the Aucoin Complaint The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


-------------------------------------------------------------------------------
38 o ACM MANAGED DOLLAR INCOME FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                            Six Months
                                               Ended
                                             March 31,                      Year Ended September 30,
                                                2005     ---------------------------------------------------------------
                                            (unaudited)    2004(a)       2003         2002(b)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $7.87        $7.68        $5.58        $6.33        $8.09        $8.39

Income From Investment Operations
Net investment income(c)                         .33         0.76         0.81         0.84         0.98         1.08
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .04         0.23         2.10        (0.71)       (1.72)       (0.22)
Net increase (decrease) in
  net asset value from operations                .37         0.99         2.91         0.13        (0.74)        0.86

Less: Dividends and Distributions
Dividends from net
  investment income                             (.34)       (0.80)       (0.81)       (0.85)       (0.95)       (1.02)
Tax return of capital                             -0-          -0-          -0-       (0.03)       (0.07)       (0.14)
Total dividends and distributions               (.34)       (0.80)       (0.81)       (0.88)       (1.02)       (1.16)
Net asset value, end of period                 $7.90        $7.87        $7.68        $5.58        $6.33        $8.09
Market value, end of period                    $7.67        $7.87        $8.15        $6.29        $7.62        $8.50
Premium/Discount                               (2.91)%       0.00%        6.12%       12.72%       20.38%        5.07%

Total Return
Total investment return
  based on:(d)
  Market value                                  1.72%        6.91%       45.71%       (6.14)%       3.02%       (5.41)%
  Net asset value                               4.77%       13.45%       54.77%         .23%      (10.08)%       9.99%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $179,307     $178,735     $173,182     $124,834     $140,110     $179,653
Ratios to average net assets of:
  Expenses                                      1.48%        1.44%        1.72%        2.12%        2.75%        2.70%
  Expenses, excluding
    interest expense(e)                         1.16%        1.15%        1.21%        1.15%        1.13%        1.09%
  Net investment income                         8.42%        9.76%       11.88%       10.81%        9.90%        9.55%
Portfolio turnover rate                           33%          95%          80%          63%         129%         134%


See footnote summary on page 40.


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 39


(a) As of October 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the fiscal year ended September 30, 2004, was to decrease net investment income per share by $0.01 and increase net realized and unrealized gain (loss) on investment transactions per share by $0.01 and decrease the ratio of net investment income to average net assets by 0.17%.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year end September 30, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss on investment by $0.01 and decrease the ratio of net investment income to average net assets from 10.91% to 10.81%. Per share, ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)  Excludes net interest expense of .32%, .29%, .51%, .97%, 1.62% and 1.61%, respectively, on borrowings.


-------------------------------------------------------------------------------
40 o ACM MANAGED DOLLAR INCOME FUND


SUPPLEMENTAL PROXY INFORMATION
(unaudited)

A Special Meeting of Shareholders of ACM Managed Dollar Income Fund, Inc. was held on March 24, 2005. A description of the proposal and number of shares voted at the meeting are as follows:

                                                                     Authority
                                                      Voted For       Withheld
-------------------------------------------------------------------------------
1. Election of Directors.  Class One Nominee
                           (term expires 2007):

                           Director Nominee
                           Michael J.Downey          20,141,518        567,534

                           Class Two Nominees
                           (terms expire 2008):

                           Director Nominee
                           William H.Foulk, Jr.      20,166,330        542,722
                           John H.Dobkin             20,176,231        532,821
                           James M.Hester            20,157,942        551,110


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 41


BOARD OF DIRECTORS

William H.Foulk, Jr.,(1) Chairman
Marc O.Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
Dr. James M. Hester(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Administrator

Princeton Administrators, L.P.
P.O.Box 9095
Princeton, NJ 08543-9095

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Dividend Paying Agent, Transfer Agent And Registrar

Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

Independent Registered Public Accounting Firm

Ernst& Young LLP
5 Times Square
New York,NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee and Governance and Nominating Committee.

(2) Mr. DeNoon is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements therein, is transmitted to the shareholders of ACMManaged Dollar Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

     Annual Certifications - As required, on April 21, 2005, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.


-------------------------------------------------------------------------------
42 o ACM MANAGED DOLLAR INCOME FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS


Wealth Strategies Funds
-------------------------------------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

Blended Style Funds
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

Growth Funds
-------------------------------------------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

All-Asia Investment Fund
Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*
New Europe Fund

Value Funds
-------------------------------------------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

Taxable Bond Funds
-------------------------------------------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

Municipal Bond Funds
-------------------------------------------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Intermediate Municipal Bond Funds
-------------------------------------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

Closed-End Funds
-------------------------------------------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 43


SUMMARY OF GENERAL INFORMATION


Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund's NYSE trading symbol is "ADF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

Pursuant to the Fund's Dividend Reinvestment Plan shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by Equiserve Trust Company, N.A., as agent under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of Equiserve Trust Company, N.A. For questions concerning Shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company, N.A. at (800) 219-4218.


-------------------------------------------------------------------------------
44 o ACM MANAGED DOLLAR INCOME FUND


Privacy Notice

Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.


ACM MANAGED DOLLAR INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

MDISR0305




ITEM 2.     CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders

ITEM 6.     SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 9.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10.     CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.     EXHIBITS.

The following exhibits are attached to this Form N-CSR:

       EXHIBIT NO.     DESCRIPTION OF EXHIBIT
       -----------     ----------------------
       11 (b) (1)      Certification of Principal Executive Officer
                       Pursuant to Section 302 of the Sarbanes-Oxley
                       Act of 2002

       11 (b) (2)      Certification of Principal Financial Officer
                       Pursuant to Section 302 of the Sarbanes-Oxley
                       Act of 2002

       11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to
                       Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ACM Managed Dollar Income Fund, Inc.

By:      /s/ Marc O. Mayer
         -------------------
         Marc O. Mayer
         President

Date:    May 27, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         -------------------
         Marc O. Mayer
         President

Date:    May 27, 2005

By:      /s/ Mark D. Gersten
         -------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    May 27, 2005